Exhibit 10.33

Private Placement Subscription Agreement

THE INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE INTERESTS DESCRIBED HEREIN.

THE PURCHASE OF THE INTERESTS INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Bally’s Chicago, Inc.

640 N Lasalle, Suite 460

Chicago, IL 60654

Attention: Charles Diao, Chief Financial Officer

Ladies and Gentlemen:

The undersigned understands that Bally’s Chicago, Inc., a corporation organized under the laws of Delaware (the “Company”), is offering its Class A ownership interests, par value $0.001 per interest, including its (i) Class A-1 Interests, $0.001 par value per interest (the “Class A-1 Interests”), (ii) Class A-2 Interests, $0.001 par value per interest (the “Class A-2 Interests”), (iii) Class A-3 Interests, $0.001 par value per interest (the “Class A-3 Interests”), and (iv) Class A-4 Interests, $0.001 par value per interest (the “Class A-4 Interests” and, together with the Class A-1 Interests, the Class A-2 Interests, and the Class A-3 Interests, each an “Interest” and collectively, the “Interests”) in private placements (the “Placements”).

The Placements are contingent upon, and scheduled to close immediately subsequent to, the closing of the Company’s concurrent public offering of the Interests (the “Public Offering”). The date on which the Placements are scheduled to close shall be referred to herein as the “Closing Date.” The undersigned further understands that the Placements are being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and are being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

As used in this agreement, “Transaction Documents” shall mean this Agreement and the presentation that the Company provided in connection with the Placements.

In consideration of the mutual covenants contained in this subscription agreement (this “Agreement”), and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the undersigned agrees as follows:

1.            Subscription. Subject to the terms and conditions hereof and the provisions of the Transaction Documents, the Company hereby accepts the offer the undersigned has made to purchase the Interests in the amounts set forth on the signature page hereto, which is payable as described in Section 4 hereof. The Company hereby sells and issues to the undersigned, and the undersigned hereby purchases from the Company the Interests, for an aggregate purchase price set forth in the signature page hereto, on the terms and subject to the conditions set forth in this Agreement. The undersigned acknowledges that the Interests will be subject to restrictions on transfer as set forth in this Agreement.

2.            Acceptance of Subscription and Issuance of Interests. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Subscriptions need not be accepted in the order received, and the Interests may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Interests to any person who is a resident of a jurisdiction in which the issuance of Interests to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3.            The Closing. The closing of the purchase and sale of the Interests (the “Closing”) shall take place at the offices of Winston & Strawn LLP, 800 Capitol Street, Suite 2400, Houston, TX 77002-2925, at [ ] [a.m./p.m.] on [ ], 2025, or at such other time and place as the Company may designate by notice to the undersigned.

4.            Payment for Interests. Payment for the Interests shall be received by the Company from the undersigned by wire transfer of immediately available funds or other means approved by the Company at least three business days prior to the Closing Date, in the aggregate amount as set forth in the signature page hereto. The Interests will be issued in book-entry form and will bear an appropriate legend referring to the fact that the Interests were sold in reliance upon an exemption from registration under the Securities Act.

5.            Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a)            The Company has been duly incorporated and is validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted. The Company is not in violation or default of any of the provisions of its organizational documents.

(b)            This Agreement constitutes, and upon the execution and delivery thereof, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

(c)            The Interests are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and free and clear of all liens imposed by the Company.

6.            Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a)            General.

(i)              The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Interests, enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule, or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii)             The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Interests as a nominee or agent or otherwise for any other person.

(iii)            The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells the Interests and will obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

(b)            Information Concerning the Company.

(i)              The undersigned has received a copy of the Transaction Documents. The undersigned has not been furnished any offering literature other than the Transaction Documents, and the undersigned has relied only on the information contained therein.

(ii)             The undersigned understands and accepts that the purchase of the Interests involves various risks, including the risks outlined in the Transaction Documents and in this Subscription Agreement. The undersigned represents that it is able to bear any loss associated with an investment in the Interests.

(iii)            The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment or tax advice or as a recommendation to purchase the Interests. It is understood that information and explanations related to the terms and conditions of the Interests provided in the Transaction Documents or otherwise by the Company or any of its affiliates shall not be considered investment or tax advice or a recommendation to purchase the Interests, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Interests. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Interests for purposes of determining the undersigned’s authority to invest in the Interests.

(iv)            The undersigned is familiar with the business and financial condition and operations of the Company, all as generally described in the Transaction Documents. The undersigned has had access to such information concerning the Company and the Interests as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Interests.

(v)            The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(vi)            The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering. This Agreement shall thereafter have no force or effect, and the Company shall return the previously paid subscription price of the Interests, without interest thereon, to the undersigned.

(vii)          The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Interests or made any finding or determination concerning the fairness or advisability of this investment.

(c)            Non-Reliance.

(i)              The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Interests, it being understood that information and explanations related to the terms and conditions of the Interests and the other transaction documents that are described in the Transaction Documents shall not be considered investment advice or a recommendation to purchase the Interests.

(ii)            The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Interests or (B) made any representation to the undersigned regarding the legality of an investment in the Interests under applicable legal investment or similar laws or regulations. In deciding to purchase the Interests, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Interests is suitable and appropriate for the undersigned.

(d)            Status of Undersigned.

(i)              The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Interests. With the assistance of the undersigned’s own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Interests and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Interests as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Interests, and it is authorized to invest in the Interests.

(ii)             The undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Interests. The undersigned acknowledges that the undersigned has completed the investor questionnaire that the Company provided and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(iii)            The undersigned qualifies to purchase the Interests by satisfying the qualification requirements as outlined in the Transaction Documents, as defined by the Certificate of Incorporation (defined herein). The undersigned understands that the Company has determined in its sole discretion that the undersigned is eligible to participate in the offering in reliance on certain representations and warranties by the undersigned, which are restated herein. The undersigned represents and warrants that:

(A)            The undersigned has a U.S. social security number and/or a U.S. tax identification number.

(B)            The undersigned is not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), plan, individual retirement account (“IRAs”) and other arrangement that are subject to Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or provisions under any federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), and entity whose underlying assets are considered to include “plan assets” of such plan, account and arrangement pursuant to 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA, or any Similar Law.

(e)            Restrictions on Transfer or Sale of Interests.

(i)              The undersigned is acquiring the Interests solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Interests. The undersigned understands that the Interests have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii)            The undersigned understands that the Interests are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Interests only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and the undersigned understands that the Company has no obligation or intention to register any of the Interests or the offering or sale thereof, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder (including pursuant to Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission’s rules, the undersigned may dispose of the Interests only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities,” subject to the same limitations that apply to the Interests in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Interests for an indefinite period of time.

(iii)            The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer, or otherwise dispose of the Interests or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable State Securities Laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of State Securities Laws and (B) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Interests, except upon compliance with the foregoing restrictions.

(iv)            The undersigned agrees that the Interests are subject to certain restrictions on transferability pursuant to the amended and restated certificate of incorporation to be in effect prior to the closing of the Placements (the “Certificate of Incorporation”). The undersigned acknowledges that it had a full and fair opportunity and the means to obtain counsel and discuss such restrictions prior to entering into this Agreement.

7.            Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Interests specified in the signature page hereto and of the Company to sell those Interests, are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing.

8.            Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

9.            Legend. All book-entries or other instruments representing the Interests sold pursuant to this Agreement will bear a legend in substantially the following form:

“THE INTERESTS EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE INTERESTS MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.”

10.            Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

11.            Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party, and any attempted assignment without such prior written consent shall be void.

12.            Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

13.            Submission to Jurisdiction. With respect to any suit, action, or proceeding relating to any offers, purchases, or sales of the Interests by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal and state courts located in the Borough of Manhattan in New York City, which submission shall be exclusive, unless none of such courts has lawful jurisdiction over such Proceedings.

14.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15.            Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

16.            Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

17.            Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorneys’ fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

18.            Fees. Except as set forth in the Placement Agent Agreement, no brokerage or finder’s fees or commissions are or will be payable by the Company or any subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. The undersigned shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

19.            Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company: 100 Westminster Street, Providence, RI 02903, Attention: General Counsel – Chicago Equity Offering.

If to the Purchaser: the Purchaser’s address set forth in the signature page.

20.            Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

21.            Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the Transaction Documents which are not material or which are to the benefit of the undersigned, and (iii) the death or disability of the undersigned.

22.            Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing which would cause any representation, warranty, or covenant of the undersigned contained in this Agreement to be false or incorrect.

23.            Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this __________ day of __________ 2025.

PURCHASER (if an individual):	PURCHASER (if an entity):

Name:	[Legal Name of Entity]

By
Name:
Title:

State/Country of Domicile or Formation:

Address for Notice:

Aggregate Subscription Amount: US$

The offer to purchase Interests is confirmed and accepted by the Company as to __________ Class A-1 Interest(s), __________ Class A-2 Interest(s), __________ Class A-3 Interest(s) and __________ Class A-4 Interest(s).

[Signature Page to Subscription Agreement]

AGREED AND ACCEPTED:

Bally’s Chicago, Inc.

By:
Name:
Title:

[Signature Page to Subscription Agreement]